Exhibit 10.45

FIFTH AMENDMENT TO LEASE

(5251 California — Suite 230)

I.	PARTIES AND DATE.

This Fifth Amendment to Lease (the “Amendment”) dated and effective as of April 24, 2011, is by and between THE IRVINE COMPANY LLC, a Delaware limited liability company (“Landlord”), and BROADCOM CORPORATION, a California corporation (“Tenant”).

II.	RECITALS.

On October 31, 2007, Landlord and Tenant entered into a lease (the “Original Lease”) for all of the rentable space (approximately 63,440 rentable square feet) in the building located at 5211 California, Irvine, California (the “5211 California Premises”), which lease was amended by a First Amendment to Lease dated November 12, 2008 (the “First Amendment”) wherein Landlord leased to Tenant all of the rentable space (approximately 53,840 rentable square feet) in the building located at 5241 California Avenue (the “5241 California Premises”) as part of the Premises subject to the Lease, by a Second Amendment to Lease dated July 21, 2010 (the “Second Amendment”) wherein Landlord leased to Tenant approximately 14,336 rentable square feet of space in a building located at 5251 California Avenue (the “5251 California Building”) commonly known as Suite 140, Suite 160, Suite 210 and Suite 250, as part of the Premises subject to the Lease, by a Third Amendment to Lease dated September 14, 2010 (the “Third Amendment”) wherein Landlord leased to Tenant all of the rentable space (approximately 53,840 rentable square feet) in the building located at 5231 California Avenue (the “5231 California Premises”) as part of the Premises subject to the Lease, and by a Fourth Amendment to Lease dated November 15, 2010 (the “Fourth Amendment”) wherein Landlord leased to Tenant approximately 2,021 rentable square feet of space in the 5251 California Building commonly known as Suite 150, resulting in the aggregate rentable area of the Premises leased by Tenant comprising approximately 187,477 rentable square feet. The portion of the Premises leased by Tenant in the 5251 California Building pursuant to both the Second Amendment and the Fourth Amendment is collectively referred to herein as the “5251 California Premises”; and the Original Lease, as so amended, is referred to herein as the “Lease”.

Landlord and Tenant each desire to further modify the Lease to add approximately 3,404 rentable square feet of space commonly known as “Suite 230” on the second floor of the 5251 California Building as an additional “Suite” leased by Tenant in the 5251 California Building, which space is more particularly described on Exhibit A attached to this Amendment and herein referred to as the “5251 California Expansion Space”, to adjust the Basic Rent and to make such other modifications as are set forth in “III. MODIFICATIONS” next below.

III.	MODIFICATIONS.

A. Premises. From and after the “Commencement Date for the 5251 California Expansion Space” (as hereinafter defined) and during the “5251 Expansion Space Term” (as hereinafter defined), the 5251 California Expansion Space” together with the 5231 California Premises, the 5211 California Premises, the 5241 California Premises and, during the Term of the Lease as to any portion of the 5251 California Premises, the 5251 California Premises, shall collectively constitute the “Premises” under the Lease.

B. Building. All references to the “Building” in the Lease shall continue to refer, collectively, to (a) those three (3) buildings located at 5211 California (the “5211 California Building”), 5231 California (the “5231 California Building”) and at 5241 California (the “5241 California Building”), Irvine, California, and (b) during the Term of the Lease as to any portion of the Premises located in the 5251 California Building, the 5251 California Building. Notwithstanding the collective definition of the term “Building,” the provisions of the Lease providing Landlord and Tenant with certain rights and obligations pursuant to Tenant’s leasing of the entire “Building” shall apply to each of the 5211 California Building, the 5241 California Building or the 5231 California Building (or any other building of the Project that is entirely leased by Tenant as part of the “Building” from time to time), individually; and the incorporation of the 5251 California Building in the “Building” pursuant to this Amendment shall not effectively modify any of the Landlord’s or

Tenant’s rights under the Lease relating to Tenant’s leasing of any or all of the 5211 California Building, the 5241 California Building or the 5231 California Building in their entirety (or any other building of the Project that is entirely leased by Tenant as part of the “Building” from time to time), or which might otherwise be affected as a result of Tenant leasing space in the Building that consists of less than the entire Building (including, for example, but not limited to, Tenant’s exclusive signage rights, any gross up protections, the limitation on Landlord’s management fee and subleasing rights conditioned on its leasing the entire Building); and for purposes of this Amendment, any rights of Tenant conditioned on its leasing the entire Building shall be retained by Tenant as to the 5211 California Building, the 5241 California Building and the 5231 California Building (and as to any other building of the Project that may hereafter be leased in its entirety by Tenant and incorporated into the “Building”), and shall be modified so that such rights are modified only with respect to Tenant’s leasehold interest in the 5251 California Building and only for the duration of the Term of the Lease as to any portion of the Premises located in the 5251 California Building.

C. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

1.	Item 4 is hereby amended by adding the following:

“Commencement Date for the 5251 California Expansion Space”: July 1, 2011; provided that the 5251 California Expansion Space shall have been delivered to Tenant no later than June 20, 2011 (the “Early Access Date for the 5251 California Expansion Space”), free of all prior occupants and their property, and with the Landlord’s Work (as defined in Section III.G of this Amendment) substantially completed prior to such date in order for Tenant to schedule the delivery and installation of its furniture, trade fixtures and equipment in the 5251 California Expansion Space prior to said Commencement Date. Tenant shall not commence its business operations in the 5251 California Expansion Space prior to the Commencement Date for the 5251 California Expansion Space, and Landlord shall have no liability for its failure to deliver the Premises in the condition required by the Early Access Date for the 5251 California Expansion Space, but the Commencement Date for the 5251 California Expansion Space shall be delayed by one day for each day that delivery of the 5251 California Expansion Space is delayed beyond the Early Access Date for the 5251 California Expansion Space. The acknowledgments by Tenant contained in the second, third and fourth sentences of Section 2.2 of the Lease shall be applicable and binding with respect to Tenant’s lease of the 5251 California Expansion Space. As of the date of delivery of the 5251 California Expansion Space in the condition required on the Early Access Date for the 5251 California Expansion Space, Tenant shall be conclusively deemed to have accepted that the 5251 California Expansion Space is in satisfactory condition and in conformity with the provisions of the Lease, subject to Landlord’s warranty in Section III.D of this Amendment below, and without affecting Landlord’s and Tenant’s respective obligations under Article VII of the Lease, as modified by this Amendment. Notwithstanding anything to the contrary in the Lease or this Amendment, all of the duties and obligations of Tenant under the Lease, as modified by this Amendment, with respect to the 5251 California Expansion Space shall be applicable to Tenant’s possession of, and activities in, the 5251 California Expansion Space prior to the Commencement Date for the 5251 California Expansion Space except for the payment of Base Rent and Operating Expenses for the 5251 California Expansion Space.”

2. Item 5 is hereby amended by adding the following:

“Term as to the 5251 California Expansion Space:

The Term as to the 5251 California Expansion Space (the “5251 Expansion Space Term”) shall expire on June 30, 2012, subject to Landlord’s “Recapture Right” and Tenant’s “Termination Right” (as such terms are defined in the Second Amendment to this Lease, as modified by this Amendment).”

3. Item 6 is hereby amended by adding the following:

“Basic Rent for the 5251 California Expansion Space: Commencing on the Commencement Date for the 5251 California Expansion Space, the Basic Rent for the 5251 California Expansion Space shall be Four Thousand Seven Hundred Sixty-Six Dollars ($4,766.00) per month, based on $1.40 per rentable square foot.”

4. Effective as of the Commencement Date for the 5251 California Expansion Space, Item 8 shall be deleted in its entirety and substituted therefor shall be the following:

“8. Floor Area of Premises: Approximately 190,881 rentable square feet, comprised of the following:

5211	California Premises — approximately 63,440 rentable square feet
5231	California Premises — approximately 53,840 rentable square feet
5241	California Premises — approximately 53,840 rentable square feet
5251	California Premises, Suite 140, Suite 160, Suite 210 and Suite 250 — approximately 14,336 rentable square feet
5251	California Premises, Suite 150 — approximately 2,021 rentable square feet
5251	California Expansion Space — approximately 3,404 rentable square feet”

5. Effective as of the Commencement Date for the 5251 California Expansion Space, Item 15 shall be deleted in its entirety and substituted therefor shall be the following:

“15. Vehicle Parking Spaces: Six Hundred Forty-Three (643); provided that during the Term of the Lease as to the 5251 California Premises, Tenant shall be entitled to an additional fifty five (55) vehicle parking spaces, and during the 5251 Expansion Space Term, Tenant shall be entitled to an additional eleven (11) vehicle parking spaces.”

D. Condition of 5251 California Expansion Space. The warranty on the part of Landlord contained in Section 2.4 of the Lease shall be applicable and binding on Landlord as to the 5251 California Expansion Space as of the date of delivery of the 5251 California Expansion Space in the condition required for the Early Access Date for the 5251 California Expansion Space. Provided Tenant shall notify Landlord of a non-compliance with such warranty obligation on or before sixty (60) days following the Early Access Date for the 5251 California Expansion Space, then Landlord shall promptly after receipt of written notice from Tenant setting forth the nature and extent of such non-compliance, rectify’ same at Landlord’s cost and expense.

E. Right to Extend the Lease. The parties confirm and agree that Tenant’s right to extend the Lease contained in Section 3.4 of the Lease shall not be applicable as to the 5251 California Expansion Space.

F. Operating Expenses. Section 4.2 of the Lease is modified solely with respect to the 5251 California Expansion Space as follows:

1. Effective as of the Commencement Date for the 5251 California Expansion Space and only for the duration of the 5251 Expansion Space Term, “Tenant’s Share” of “Operating Expenses” (as those terms are defined in Section 4.2 of the Lease) for the 5251 California Expansion Space only shall be determined by multiplying the cost of Operating Expenses items by a fraction, the numerator of which is the Floor Area of the 5251 California Expansion Space and the denominator of which is the total rentable square footage, as determined from time to time by Landlord, of(i) the 5251 California Building for expenses determined by Landlord to benefit or relate substantially to the 5251 California Building exclusively, rather than the 5251 California Building and one or more additional buildings of the Project, and (ii) the 5251 California Building and one or more additional buildings of the Project, for expenses determined by Landlord to benefit or relate substantially to 5251 California Building and one or more additional buildings of the Project rather than the 5251 California Building exclusively.

2. Notwithstanding Section 4.2(b) of the Lease, in lieu of a separate written estimate of Tenant’s Share of Operating Expenses for the 5251 California Expansion Space, the parties agree that estimated amount of Tenant’s Share of Operating Expenses for the 5251 California Expansion Space during the Expense Recovery Period ended June 30, 2011 shall be Two Thousand Eight Dollars and Thirty Six Cents ($2,008.36) per month, based on $.59 per rentable square foot, subject to reconciliation of such Operating Expenses in accordance with Section 4.2(c) of the Lease.

3. The management fee payable under the Lease for the 5251 California Expansion Space during the 5251 Expansion Space Term shall be 3.25% of total rent (including Basic Rent and Operating Expenses) payable under the Lease for the 5251 California Expansion Space. Notwithstanding anything to the contrary in Section 4.2(g) of the Lease, the inclusion of the 5251 California Expansion Space in the Building shall not allow Landlord to (a) modify the two percent (2%) management fee payable under the Lease for the 5211 California Premises, the 5241 California Premises or for the 5231 California Premises (nor for any other building of the Project that may be hereafter leased in its entirety by Tenant and incorporated into the “Building” during the Term of the Lease as to any portion of the Premises located in the 5251 California Building, for so long as Tenant is maintaining all “Building Systems” in such portions of the Building as provided in said Section 4.2(g)), nor (b) gross up the Operating Expenses of the 5251 California Building nor any other portion of the Building.

G. Signs. Effective as of the Commencement Date for the 5251 California Expansion Space and for the duration of the 5251 Expansion Space Term, the lobby and directory signage rights granted to Tenant in the additional paragraph at the end of Section 5.2 of the Lease added by way of Section III.G of the Fourth Amendment, shall be applicable to the 5251 California Expansion Space.

H. Applicability of Certain Sections. Effective as of the Commencement Date for the 5251 California Expansion Space and for the duration of the 5251 California Expansion Space Term only, the following Sections of the Second Amendment shall be applicable to, and binding with respect to, the 5251 California Expansion Space as well as to the 5251 California Premises: III.H Utilities and Services; III.I Tenant’s Maintenance and Repair; III.J Landlord’s Maintenance and Repair; III.K Landlord’s Recapture Right; III.L Tenant’s Termination Right; and III.M Representation and Warranty.

I. Broker’s Commission. Article XVIII of the Lease is amended to provide that the parties recognize Irvine Realty Company (“Landlord’s Broker”) as the broker representing Landlord in connection with the negotiation of this Amendment, and that no broker has represented Tenant in connection with the negotiation of this Amendment, and that no broker has represented Tenant in connection with the negotiation of this Amendment. Landlord shall be responsible for the payment of a brokerage commission to Landlord’s Broker. The warranty and indemnity provisions of Article XVIII of the Lease, as amended hereby, shall be binding and enforceable in connection with the negotiation of this Amendment.

J. Acceptance of the 5251 California Expansion Space. Subject to Landlord’s warranty in Section III.D of this Amendment above, Tenant acknowledges that the lease of the 5251 California Expansion Space pursuant to this Amendment shall be on an “as-is” basis without further obligation on Landlord’s part as to improvements whatsoever, except that Landlord shall paint and carpet the 5251 California Expansion Space at its sole cost and expense (the “Landlord’s Work”) prior to the Early Access Date for the 5251 California Expansion Space.

IV.	GENERAL.

A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in “III. MODIFICATIONS” above and can be changed only by a writing signed by Landlord and Tenant.

C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, Tenant represents that each individual executing this Amendment for the corporation or partnership is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

V.	EXECUTION.

Landlord and Tenant executed this Amendment on the date as set forth in “I. PARTIES AND DATE.” above.

LANDLORD:	TENANT:

THE IRVINE COMPANY LLC	BROADCOM CORPORATION,
a Delaware limited liability company	a California corporation

By	/s/ Steven M. Case	By	/s/ Kenneth E. Venner
	Steven M. Case		Kenneth E. Venner, Senior Vice President
	Executive Vice President		Corporate Services and CIO
	Office Properties		4-22-2011

By	/s/ Holly McManus	By	/s/ Eric K. Brandt
	Holly McManus, Vice President		Eric K. Brandt, Executive Vice President
	Operations, Office Properties		and Chief Financial Officer

EXHIBIT A

5251 California — Suite 230

Second Floor

EXHIBIT A

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SIXTH AMENDMENT TO LEASE

(5251 California — Suite 130)

I.	PARTIES AND DATE.

This Sixth Amendment to Lease (the “Amendment”) dated and effective as of August 2nd 2011, is by and between THE IRVINE COMPANY LLC, a Delaware limited liability company (“Landlord”), and BROADCOM CORPORATION, a California corporation (“Tenant”).

II.	RECITALS.

On October 31,2007, Landlord and Tenant entered into a lease (the “Original Lease”) for all of the rentable space (approximately 63,440 rentable square feet) in the building located at 5211 California, Irvine, California (the “5211 California Premises”), which lease was amended by a First Amendment to Lease dated November 12, 2008 (the “First Amendment”) wherein Landlord leased to Tenant all of the rentable space (approximately 53,840 rentable square feet) in the building located at 5241 California Avenue (the “5241 California Premises”) as part of the Premises subject to the Lease, by a Second Amendment to Lease dated July 21,2010 (the “Second Amendment”) wherein Landlord leased to Tenant approximately 14,336 rentable square feet of space in a building located at 5251 California Avenue (the “5251 California Building”) commonly known as Suite 140, Suite

160, Suite 210 and Suite 250, as part of the Premises subject to the Lease, by a Third Amendment to Lease dated September 14, 2010 (the “Third Amendment”) wherein Landlord leased to Tenant all of the rentable space (approximately 53,840 rentable square feet) in the building located at 5231 California Avenue (the “5231 California Premises”) as part of the Premises subject to the Lease, by a Fourth Amendment to Lease dated November 15, 2010 (the “Fourth Amendment”) wherein Landlord leased to Tenant approximately 2,021 rentable square feet of space in the 5251 California Building commonly known as Suite 150, resulting in the aggregate rentable area of the Premises leased by Tenant comprising approximately 187,477 rentable square feet, and by a Fifth Amendment to Lease dated April 26, 2011 (the “Fifth Amendment”) wherein Landlord leased to Tenant approximately 3,404 rentable square feet of space in the 5251 California Building commonly known as Suite 230, resulting in the aggregate rentable area of the Premises leased by Tenant comprising approximately 190,881 rentable square feet. The portion of the Premises leased by Tenant in the 5251 California Building pursuant to the Second Amendment, the Fourth Amendment, the Fifth Amendment and “5251 California, Suite 130” pursuant to the provisions of this Amendment, is collectively referred to herein as the “5251 California Premises”; and the Original Lease, as so amended, is referred to herein as the “Lease”.

Landlord and Tenant each desire to further modify the Lease to add approximately 2,021 rentable square feet of space commonly known as “Suite 130” on the first floor of the 5251 California Building as an additional “Suite” leased by Tenant in the 5251 California Building, which space is more particularly described on Exhibit A attached to this Amendment and herein referred to as “5251 California, Suite 130”, to extend the Lease Term for the 5251 California Premises, to adjust the Basic Rent and to make such other modifications as are set forth in “III. MODIFICATIONS” next below.

III.	MODIFICATIONS.

A. Premises. From and after the “Commencement Date for 5251 California, Suite 130” (as hereinafter defined) and during the “5251 California, Suite 130 Term” (as hereinafter defined), “5251 California, Suite 130” (as a portion of the 5251 California Premises, along with those portions of the 5251 California Premises that are subject to the Lease during the 5251 California, Suite 130 Term, in accordance with the applicable provisions of the Second Amendment, Fourth Amendment and Fifth Amendment and this Amendment), together with the 5231 California Premises, the 5211 California Premises and the 5241 California Premises, shall collectively constitute the “Premises” under the Lease.

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B. Building. All references to the “Building” in the Lease shall continue to refer to (a) the 5211 California Building, the 5231 California Building, and the 5241 California Building, and (b) during that portion of the Lease Term commencing on the Commencement Date for the 5251 California Premises until the later to expire of the 5251 California Premises Term, the 5251 California Expansion Term, and the 5251 California, Suite 130 Term, the 5251 California Building. All of the terms and provisions of Section III.B of the Fifth Amendment regarding the incorporation of the 5251 California Building as a part of the Building, and the effect of such incorporation on Landlord’s and Tenant’s rights relating to any building in the Project entirely leased by Tenant (and notwithstanding the Tenant’s leasing of 5251 California, Suite 130, which consists of less than the entire 5251 California Building), shall be applicable to 5251 California, Suite 130, as a portion of the 5251 California Premises, and shall remain in effect as so modified during the 5251 California, Suite 130 Term with respect to Tenant’s leasehold interest in the 5251 California Building and only for the duration of the later to expire of the 5251 California Premises Term, the 5251 California Expansion Term, and the 5251 California, Suite 130 Term.

C. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

1. Item 4 is hereby amended by adding the following:

“Commencement Date for 5251 California, Suite 130”: August 1,2011. The acknowledgments by Tenant contained in the second, third and fourth sentences of Section 2.2 of the Lease shall be applicable and binding with respect to Tenant’s lease of 5251 California, Suite 130. As of the Commencement Date for 5251 California, Suite 130, Tenant shall be conclusively deemed to have accepted that 5251 California, Suite 130 is in satisfactory condition and in conformity with the provisions of the Lease, subject to Landlord’s warranty in Section III.D of this Amendment below, and without affecting Landlord’s and Tenant’s respective obligations under Article VII of the Lease, as modified by this Amendment.

2. The new paragraphs added to Item 5 of the Lease pursuant to the Second Amendment, Fourth Amendment, and Fifth Amendment, are hereby replaced and Item 5 is hereby amended by substituting there for the following:

“5. Lease Term: The Term of the Lease as to the 5251 California Premises (including Suite 130) shall expire at midnight on July 31, 2014.”

References in this amendment and in the Lease to the 5251 California Premises Term, the 5251 California Expansion Term, and the 5251 California, Suite 130 Term shall mean the period commencing on the respective Commencement Dates for such space under this Amendment and previous amendments, and expiring on July 31, 2014.

3. Effective as of August 1, 2011, Item 6 is hereby amended by adding the following and deleting any previous rent schedule covering any portion of the 5251 California Premises for the same time period:

Basic Rent for the 5251 California Premises (including Suite 130):

Commencing August 1, 2011, the Basic Rent for the 5251 California Premises shall be Twenty Four Thousand Eight Hundred Thirty-One Dollars ($24,831.00) per month, based on $1.14 per rentable square foot.

Commencing August 1, 2012, the Basic Rent for the 5251 California Premises shall be Twenty Five Thousand Nine Hundred Twenty-One Dollars ($25,921.00) per month, based on $1.19 per rentable square foot.

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Commencing August 1, 2013, the Basic Rent for the 5251 California Premises shall be Twenty Seven Thousand Ten Dollars ($27,010.00) per month, based on $1.24 per rentable square foot.”

4. Effective as of the Commencement Date for 5251 California, Suite 130, Item 8 of the Lease shall be deleted in its entirety and substituted therefor shall be the following:

“8. Floor Area of Premises: Approximately 192,902 rentable square feet, comprised of the following:

5211 California Premises — approximately 63,440 rentable square feet;

5231 California Premises — approximately 53,840 rentable square feet;

5241 California Premises — approximately 53,840 rentable square feet; and

5251 California Premises, Suite 130, Suite 140, Suite 150, Suite 160, Suite

210, Suite 230, and Suite 250 — approximately 21,782 rentable square feet.”

5. Effective as of the Commencement Date for 5251 California, Suite 130, Item 15 shall be deleted in its entirety and substituted therefor shall be the following:

“15. Vehicle Parking Spaces: Six Hundred Forty-Three (643); provided that during the 5251 California Premises Term, Tenant shall be entitled to an additional seventy-two (72) vehicle parking spaces.”

D. Condition of 5251 California, Suite 130. The warranty on the part of Landlord contained in Section 2.4 of the Lease shall be applicable and binding on Landlord as to 5251 California, Suite 130 as of the Commencement Date for 5251 California, Suite 130.

E. Operating Expenses. Section 4.2 of the Lease is modified solely with respect to the 5251 California, Suite 130 as follows:

1. Effective as of the Commencement Date for 5251 California, Suite 130 and only for the duration of the 5251 California, Suite 130 Term, “Tenant’s Share” of “Operating Expenses” (as those terms are defined in Section 4.2 of the Lease) for 5251 California, Suite 130 only shall be determined by multiplying the cost of Operating Expenses items by a fraction, the numerator of which is the Floor Area of the 5251 California, Suite 130 and the denominator of which is the total rentable square footage, as determined from time to time by Landlord, of (i) the 5251 California Building for expenses determined by Landlord to benefit or relate substantially to the 5251 California Building exclusively, rather than the 5251 California Building and one or more additional buildings of the Project, and (ii) the 5251 California Building and one or more additional buildings of the Project, for expenses determined by Landlord to benefit or relate substantially to 5251 California Building and one or more additional buildings of the Project rather than the 5251 California Building exclusively.

2. Notwithstanding Section 4.2(b) of the Lease, in lieu of a separate written estimate of Tenant’s Share of Operating Expenses for 5251 California, Suite 130, the parties agree that estimated amount of Tenant’s Share of Operating Expenses for the 5251 California, Suite 130 during the Expense Recovery Period ended June 30, 2012 shall be One Thousand One Hundred Ninety-Two Dollars and Thirty-Nine Cents ($1,192.39) per month, based on $.59 per rentable square foot, subject to reconciliation of such Operating Expenses in accordance with Section 4.2(c) of the Lease.

3. The management fee payable under the Lease for 5251 California, Suite 130 during the 5251 California, Suite 130 Term shall be 3.25% of total rent (including Basic Rent and Operating Expenses) payable under the Lease for 5251 California,

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Suite 130. Notwithstanding anything to the contrary in Section 4.2(g) of the Lease, the inclusion of 5251 California, Suite 130 in the Building shall not allow Landlord to (a) modify the two percent (2%) management fee payable under the Lease for the 5211 California Premises, the 5241 California Premises or for the 5231 California Premises (nor for any other building of the Project that may be hereafter leased in its entirety by Tenant and incorporated into the “Building” during the Term of the Lease as to any portion of the Premises located in the 5251 California Building, for so long as Tenant is maintaining all “Building Systems” in such portions of the Building as provided in said Section 4.2(g)), nor (b) gross up the Operating Expenses of the 5251 California Building nor any other portion of the Building.

F. Signs. Effective as of the Commencement Date for 5251 California, Suite 130 and for the duration of Term of the Lease, the lobby and directory signage rights granted to Tenant in the additional paragraph at the end of Section 5.2 of the Lease added by way of Section III.G of the Fourth Amendment, shall be applicable to 5251 California, Suite 130.

G. Applicability of Certain Sections. Effective as of the Commencement Date for 5251 California, Suite 130 and for the duration of the 5251 California, Suite 130 Term only, the following Sections of the Second Amendment shall be applicable to, and binding with respect to, 5251 California, Suite 130 as well as to the remainder of the 5251 California Premises: III.H Utilities and Services; III.I Tenant’s Maintenance and Repair; III.J Landlord’s Maintenance and Repair; III.K Landlord’s Recapture Right; III.L Tenant’s Termination Right; and III.M Representation and Warranty.

H. Broker’s Commission. Article XVIII of the Lease is amended to provide that the parties recognize Irvine Realty Company (“Landlord’s Broker”) as the broker representing Landlord in connection with the negotiation of this Amendment, and that no broker has represented Tenant in connection with the negotiation of this Amendment. Landlord shall be responsible for the payment of a brokerage commission to Landlord’s Broker. The warranty and indemnity provisions of Article XVIII of the Lease, as amended hereby, shall be binding and enforceable in connection with the negotiation of this Amendment.

I. Acceptance of 5251 California, Suite 130. Subject to Landlord’s warranty in Section III.D of this Amendment above, Tenant acknowledges that the lease of 5251 California, Suite 130pursuant to this Amendment shall be on an “as-is” basis without further obligation on Landlord’s part as to improvements whatsoever.

IV.	GENERAL.

A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in “III. MODIFICATIONS” above and can be changed only by a writing signed by Landlord and Tenant.

C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, Tenant represents that each individual executing this Amendment for the corporation or partnership is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

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V.	EXECUTION.

Landlord and Tenant executed this Amendment on the date as set forth in “I. PARTIES AND DATE.” above.

LANDLORD:		TENANT:

THE IRVINE COMPANY LLC a Delaware limited liability company		BROADCOM CORPORATION, a California corporation

By	/s/ Steven M. Case	By	/s/ Kenneth E. Venner
	Steven M. Case		Kenneth E. Venner, Executive Vice President
	Executive Vice President		Corporate Services and CIO
Office Properties

By	/s/ Holly McManus	By	/s/ Eric K. Brandt
	Holly McManus, Vice President		Eric K. Brandt, Executive Vice President
	Operations, Office Properties		and Chief Financial Officer

EXHIBIT A

5251 California — Suite 130

First Floor

EXHIBIT A

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